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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 24, 2004

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                         1-6830                 59-0874323
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(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


    One Greenwood Square, Suite 101
    3333 Street Road, Bensalem, PA                            19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500

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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

       On November 24, 2004, Orleans Homebuilders, Inc. issued a press release announcing its current negotiations to acquire the real estate assets of Peachtree Residential Properties in Charlotte, North Carolina. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit
       No.       Description
       -------   -----------

       99.1      Press release of Orleans Homebuilders, Inc. dated
                 November 24, 2004.








                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.


Dated: November 24, 2004                     By: Joseph A. Santangelo
                                                 -------------------------------
                                                 Joseph A. Santangelo
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:


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Exhibit
No.         Item
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99.1*       Press release of Orleans Homebuilders, Inc. dated November 24, 2004.







* Filed electronically herewith.